UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2016

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12340 El Camino Real, Suite 250, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Employment Agreements

On March 14, 2016, Viking Therapeutics, Inc. (the “Company”) entered into the following employment agreement amendments with its executive officers:

•

An amendment (the “Lian Amendment”) to the Employment Agreement, effective as of June 2, 2014, by and between the Company and Brian Lian, Ph.D., the Company’s President and Chief Executive Officer, pursuant to which Dr. Lian’s target annual bonus was increased from 40% to 50% of his base salary in effect on June 30th of the applicable calendar year;

•

An amendment (the “Morneau Amendment”) to the Employment Agreement, effective as of May 21, 2014, by and between the Company and Michael Morneau, the Company’s Chief Financial Officer, as amended, pursuant to which Mr. Morneau’s target annual bonus was increased from 30% to 35% of his base salary in effect on June 30th of the applicable calendar year; and

•

An amendment (the “Hanley Amendment”) to the Employment Agreement, effective as of June 2, 2014, by and between the Company and Rochelle Hanley, M.D., the Company’s Chief Medical Officer, as amended, pursuant which Dr. Hanley’s target annual bonus was increased from 30% to 35% of her base salary in effect on June 30th of the applicable calendar year.

The foregoing descriptions of the terms of the Lian Amendment, the Morneau Amendment and the Hanley Amendment (collectively, the “Amendments”) do not purport to be complete and are qualified in their entirety by reference to the copy of each of the Lian Amendment, the Morneau Amendment and the Hanley Amendment filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Fiscal 2015 Bonuses

The Compensation Committee of the Company’s Board of Directors approved the following annual bonuses for the Company’s executive officers for the fiscal year ended December 31, 2015: Dr. Lian: $139,099; Mr. Morneau: $72,900; and Dr. Hanley: $51,395. In order to more closely align the interests of the Company’s executive officers with the interests of the Company’s stockholders, each of Dr. Lian and Mr. Morneau voluntarily elected to receive 50% and 35%, respectively, of his cash bonus in the form of options to purchase shares of common stock of the Company (“Common Stock”). The options were granted to Dr. Lian and Mr. Morneau under the Viking Therapeutics, Inc. 2014 Equity Incentive Plan on March 14, 2016, have an exercise price of $1.88 per share, the closing sales price of the Common Stock, as reported on the Nasdaq Capital Market, on March 14, 2016, and were fully vested upon grant.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	First Amendment to Employment Agreement, effective as of March 14, 2016, by and between Viking Therapeutics, Inc. and Brian Lian, Ph.D.

10.2	Second Amendment to Employment Agreement, effective as of March 14, 2016, by and between Viking Therapeutics, Inc. and Michael Morneau.

10.3	Second Amendment to Employment Agreement, effective as of March 14, 2016, by and between Viking Therapeutics, Inc. and Rochelle Hanley, M.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2016		Viking Therapeutics, Inc.

	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
President and Chief Executive Officer

Exhibit Index

Number	Description

10.1	First Amendment to Employment Agreement, effective as of March 14, 2016, by and between Viking Therapeutics, Inc. and Brian Lian, Ph.D.

10.2	Second Amendment to Employment Agreement, effective as of March 14, 2016, by and between Viking Therapeutics, Inc. and Michael Morneau.

10.3	Second Amendment to Employment Agreement, effective as of March 14, 2016, by and between Viking Therapeutics, Inc. and Rochelle Hanley, M.D.